FOR IMMEDIATE RELEASE
Bowling Green, KY, Oct.13, 2006

New management team to lead The Banker’s Store growth…

The Banker’s Store, Inc announced today that its board of directors has named Vincent C. Buckman to serve as the company’s chief executive officer and President and named Sam Stone to serve as the company’s chief financial officer. Buckman and Stone will also serve on the board as directors of the company.  Cindy Hayden, a current employee, will serve as Vice President, Secretary and also named to the board of directors.

In connection with the announcement, Paul Clark, The Bankers Store Chairman said, “Vince will lead the company during the implementation of its strategic plan.  Subject to availability of adequate capital and financing, the Company will seek to combine with growing profitable companies in the ATM (automated teller machine), financial equipment (physical and electronic security) and service industry. T he company will also continue to develop the Banker’s Store showroom to display, demonstrate and sell the latest technology equipment to financial institutions.  As the banking industry has merged and consolidated over the last decade, it follows that bank equipment and service companies do the same to better serve the needs of the industry.  I am delighted to have industry veterans like Vince and Sam on board as we begin to implement our growth strategy. ”

Mr. Buckman was previously a division manager of a national company that markets equipment and service to financial institutions. He has held various sales, marketing and management positions within the ATM (automated teller machine), financial equipment (physical and electronic security) and service industry.  He was also involved in the acquisition and integration of companies in the financial equipment and service industry. He holds a bachelor’s degree from the University of Evansville.

Mr. Stone was previously controller of a national sales and service company that sells and services ATMs (automated teller machines), physical and electronic security equipment and image systems to financial institutions.  During his tenure, he was involved in the acquisition and integration of several companies during the company’s rapid growth. Previously, he  held various financial positions with other national companies in the public and private sectors. He holds a bachelor's degree in accounting from the University of Kentucky.

Cindy Hayden, joined the Company in 1998 and is in the accounting department and handles shareholder relations. Prior to joining The Bankers Store, Inc., Ms. Hayden worked in various positions within the steamship industry and was a Purser with Royal Caribbean Cruises.

Forward Looking Statements

The Company believes certain statements contained in this press release that are not historical facts constitute forward-looking statements.  Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made.  The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

Statements concerning expected financial performance, on-going business strategies, and possible future actions which the Company intends to pursue in order to achieve strategic objectives constitute forward-looking information.  Implementation of these strategies and the achievement of such financial performance are each subject to numerous conditions, uncertainties and risk factors.  Factors which could cause actual performance by the Company to differ materially from these forward-looking statements include, changes in general economic and business conditions; the availability and terms of sufficient capital and adequate financing to fund the Company’s business plan and growth strategy; the ability to consummate and successfully integrate acquisitions; the success and financial condition of the Company’s significant customers; competition; acceptance of new product offerings; changes in business strategy or plans; quality of management; the Company’s ability to maintain an effective system of internal control; cost and price changes; availability of raw materials; business abilities and judgment of personnel; changes in, or the failure to comply with, government regulations, legal proceedings and developments; increases in general interest rate levels affecting the Company’s interest costs; and terrorism and political unrest. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.